UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2020

FLUOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-16129	33-0927079
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

6700 Las Colinas Blvd. Irving, Texas	75039
(Address of principal executive offices)	(Zip Code)

(469) 398-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	FLR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.04. Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

On April 30, 2020, the administrator of the Fluor Corporation Employees’ Savings Investment Plan and the TRS 401(k) Retirement Plan (the “Plans”) issued a notice to participants in the Plans advising participants of a blackout period during which participants will be prohibited from acquiring beneficial ownership of additional interests in the Fluor Corporation Common Stock Fund (the “Stock Fund”) as a result of the inability of Fluor Corporation (the “Corporation”) to timely file its annual report on Form 10-K under the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission.

The blackout period will begin on May 1, 2020 and will end as soon as reasonably practicable after the Corporation becomes current in its financial reporting obligations. Advance notice of the blackout period to our executive officers and directors was not possible due to events and circumstances that were beyond our reasonable control. During the blackout period, executive officers will be precluded from moving their existing account balance under the Plans out of the Stock Fund. In addition, during the blackout period, participants in the Plans will not be permitted to purchase the Corporation’s common stock normally offered pursuant to the Plans.

In addition, during the blackout period, subject to limited exceptions, the Corporation’s directors and executive officers will be prohibited from, directly or indirectly, purchasing, selling, or otherwise acquiring or transferring shares of the Corporation’s common stock (including derivative securities pertaining to such shares) acquired in connection with their service as a director or employment as an executive officer of the Corporation.

A copy of the blackout notice to executive officers and directors, which includes the information specified in Rule 104(b) of Regulation BTR, is attached hereto as Exhibit 99.1 and is incorporated herein by reference. During the blackout period and for a period of two years after the ending date of the blackout period, security holders or other interested persons may obtain, without charge, information about the actual beginning and ending dates of the blackout period by contacting Fluor Corporation, Attention: Corporate Secretary, at 6700 Las Colinas Boulevard, Irving, Texas 75039 or at 469-398-7000.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Form of Notice of Blackout Period, dated April 30, 2020, to directors and executive officers.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 30, 2020	FLUOR CORPORATION

	By:	/s/ John R. Reynolds
John R. Reynolds
Executive Vice President, Chief Legal Officer